VESSELS	6 Months Ended
Jun. 30, 2021
VESSELS [Abstract]
VESSELS
5. VESSELS

Vessels, net, consist of the carrying value of 23 vessels as of June 30, 2021, and December 31, 2020. Vessels includes capitalized drydocking costs.

The vessels held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of a particular vessel may not reflect its recoverable amount. In determining whether the assets are recoverable, the Company compares the estimate of the undiscounted cash flows expected to be generated by the assets to its carrying value. As of June 30, 2021, it was determined that the sum of the undiscounted cash flows for each vessel exceeded its carrying value and no impairment was recorded.

Subsequent to June 30, 2021, the Company has announced the intention to dispose of at least two Suezmax tankers built in 2000 and 2002. The book value of the vessels built in 2000 and 2002 range from $14.8 million to $28.7 million and the Company expects to record a loss upon the disposal of the vessels. An agreement has been made to sell one of the vessels. However, the transaction has not been consummated as of the date of this report.

All figures in USD ‘000	January 1 – June 30, 2021	January 1 - December 31, 2020
Vessels and Drydocking	1,399,754	1,398,690
Less Accumulated Depreciation	(571,791)	(537,348)
Vessels, net	827,963	861,342

The Company has one vessel in drydock for periodical maintenance as at June 30, 2021 and further three vessels are due for periodical maintenance later in 2021.